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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 20, 2004
                DATE OF EARLIEST EVENT REPORTED: OCTOBER 14, 2004


                           FAR EAST ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)


        0-32455                                          88-0459590
        -------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


            400 N. SAM HOUSTON EAST, SUITE 205, HOUSTON, TEXAS 77060
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (832) 598-0470
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.06 MATERIAL IMPAIRMENT.

         On October 14, 2004, the Audit Committee of the Board of Directors (the "Audit Committee") of Far East Energy Corporation (the "Company") met to review the valuation of its Montana assets as of December 31, 2003. The Montana assets consist of undeveloped oil and gas interests in eastern Montana. In response to a comment letter received from the Securities and Exchange Commission, the Company determined that the valuation of its Montana assets reflected in its previously filed Form 10-KSB/A for the year ended December 31, 2003, Form
10-Q/A for the quarter ended March 31, 2004 and Form 10-Q for the quarter ended June 30, 2004 is not properly discounted to reflect the risk associated with these assets. Accordingly, the Company has revalued these assets and will record an additional impairment loss of $959,000, or $0.02 basic and diluted loss per share for the year ended December 31, 2003. Upon recommendation of management and in consultation with the Company's independent auditors, the Audit
Committee concluded that the additional impairment should be recorded.

         The Company does not expect that this impairment to the Montana assets will have an impact on the future development of the Company's properties in China, which is the Company's primary focus. This impairment will not result in future cash expenditures or have a negative impact on its statement of cash flows.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT.

         On October 14, 2004, the Audit Committee concluded that the Company's financial statements set forth in Form 10-KSB/A for the year ended December 31, 2003, Form 10-Q/A for the quarter ended March 31, 2004 and Form 10-Q for the quarter ended June 30, 2004 could no longer be relied upon due to the impairment described in Item 2.06 above relating to the valuation of its Montana assets at December 31, 2003. The Audit Committee has discussed this matter with the Company's independent auditors.

         The Company does not expect that this impairment to the Montana assets will have an impact on the future development of the Company's properties in China, which is the Company's primary focus. This impairment will not result in future cash expenditures or have a negative impact on its statement of cash flows.

         The Company expects to shortly file amendments to restate prior financial statements contained in its Form 10-KSB/A for the year ended December 31, 2003, its Form 10-Q/A for the quarter ended March 31, 2004 and Form 10-Q for the quarter ended June 30, 2004 reflecting the additional impairment loss of $959,000, or $0.02 basic and diluted loss per share. Accordingly, the referenced financial statements should not be relied upon until such time as the Company files these amendments.

         The decision to restate prior financial statements based on this matter was made by the Audit Committee, upon the recommendation of management and with the concurrence of the Company's independent auditors. The Audit Committee has discussed with the Company's independent auditors the matters disclosed in this Current Report on Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 20, 2004.

                                            FAR EAST ENERGY CORPORATION


                                            By: /s/ Bruce N. Huff
                                                --------------------------------
                                                Bruce N. Huff
                                                Chief Financial Officer


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